CARPENTER TECHNOLOGY CORPORATION 4th Quarter Fiscal Year 2025 Earnings Call July 31, 2025 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2024, Form 10-Q for the fiscal quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; and (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

4th QUARTER FISCAL YEAR 2025 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total case incident rate

Quarter Performance: record operating income, operating margins and cash generation Strong execution delivering record quarterly profit Adjusted Operating Income ($M) * Accelerated cash generation; continue to repurchase shares *Detailed schedule included in Non-GAAP Schedules in Appendix. SAO continues to expand adjusted operating margins SAO Adjusted Operating Margin (%) * SAO operating income of $167.0 million, up 19% year-over-year Margin expansion from higher productivity, improving mix and pricing actions Generated $201.3 million in adjusted free cash flow* in Q4 FY25 Includes investments in brownfield capacity expansion project Expanding margins, improvements in working capital Executed $24.1 million in share repurchases in Q4 FY25 $101.9 million of stock repurchases in fiscal year 2025 Part of $400.0 million share repurchase authorization Adjusted operating income up 21% year-over-year and 10% sequentially

Fourth Quarter Fiscal Year 2025 Net Sales

MARKET	Q4-25 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q3-25	VS. Q4-24
AEROSPACE & DEFENSE	$383.8	62%	↑ +3%	↑ +2%
MEDICAL	$76.8	12%	↑ +6%	↓ -16%
ENERGY	$44.6	7%	↑ +27%	↑ +22%
TRANSPORTATION	$22.0	4%	0%	↓ -17%
INDUSTRIAL & CONSUMER	$76.0	12%	↑ +5%	↓ -8%

Increasing sales in strengthening demand environment

- Aerospace and Defense and Energy sales up sequentially and year-over-year
- Improving commercial aerospace outlook as build rates continue to ramp
- Aerospace engine demand remains high with ramping production and elevated MRO activity
- Medical demand remains positive, with ongoing increases in patient procedures
- Power generation demand accelerating for new builds of industrial gas turbines (IGT)
- Overall, long-term demand remains robust, with increasing bookings and strong backlogs

CARPENTER TECHNOLOGY
© 2025 CRS Holdings, LLC. All rights reserved.

*Excludes sales through Carpenter's Distribution businesses.

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4th QUARTER FISCAL YEAR 2025 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer

*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q4-25 Q3-25 Q4-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds (‘000) 48,746 46,496 56,782 2,250 (8,036) Net Sales 755.6 727.0 798.7 28.6 (43.1) Net Sales ex. Surcharge Revenue* 623.7 597.0 635.8 26.7 (12.1) Gross Profit 213.9 200.8 190.6 13.1 23.3 Selling, General and Administrative Expenses 62.5 63.0 65.4 (0.5) (2.9) Operating Income 151.4 137.8 108.3 13.6 43.1 Special Item included in Operating Income — — 16.9 — (16.9) Adjusted Operating Income ex. Special Item* 151.4 137.8 125.2 13.6 26.2 Adjusted Operating Margin ex. Surcharge Rev. and Special Item* 24.3% 23.1% 19.7% 1.2% 4.6% Effective Tax Rate ex. Special Items 19.7% 21.8% 17.0% -2.1% 2.7% Net Income 111.7 95.4 93.6 16.3 18.1 Diluted Earnings per Share $2.21 $1.88 $1.85 $0.33 $0.36 Adjusted Diluted Earnings per Share ex. Special Items* $2.21 $1.88 $1.82 $0.33 $0.39 Income Statement Summary

SAO Segment Summary Net sales excluding surcharge increased 6% sequentially, driven by Aerospace and Defense, Medical and Energy end-use markets Record operating income, up 10% sequentially and 19% year-over-year, the result of improved product mix and realized benefits of pricing actions Record adjusted operating margin, the fourteenth consecutive quarter with margin expansion Maintaining focus on increasing productivity, while executing planned maintenance activities, managing operating costs closely and optimizing product mix Q1-26 operating income expected to be in the range of $162 million to $165 million $ millions Q4-25 Q3-25 Q4-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000) 46,872 44,584 57,204 2,288 (10,332) Net Sales 674.1 642.9 715.8 31.2 (41.7) Net Sales ex. Surcharge Revenue* 548.0 519.4 559.5 28.6 (11.5) Operating Income 167.0 151.4 140.9 15.6 26.1 Adjusted Operating Margin ex. Surcharge Revenue* 30.5% 29.1% 25.2% 1.4% 5.3% Q4-25 Business Results Q1-26 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix.

PEP Segment Summary Net sales excluding surcharge were flat sequentially Operating income results reflect solid results in our Titanium business combined with improvement in our Additive business as strengthening demand drove sequentially higher volume and increased profitability Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities to support strong demand for titanium solutions, while managing costs in other businesses Q1-26 operating income expected to be in the range of $11 million to $12 million *Pounds includes only Dynamet and Additive businesses. **Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q4-25 Q3-25 Q4-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000)* 2,674 2,584 2,856 90 (182) Net Sales 104.6 104.9 111.2 (0.3) (6.6) Net Sales ex. Surcharge Revenue** 97.1 96.8 102.3 0.3 (5.2) Operating Income 11.7 10.9 10.6 0.8 1.1 Adjusted Operating Margin ex. Surcharge Revenue** 12.0% 11.3% 10.4% 0.7% 1.6% Q4-25 Business Results Q1-26 Outlook

Cash generation accelerating with balanced execution against priorities Meaningful adjusted free cash flow generation Healthy liquidity, strong balance sheet and positive outlook *Detailed schedule included in Non-GAAP Schedules in Appendix. Executing against planned capital allocation priorities Repurchased $24.1 million of stock during current quarter, $101.9 million of stock repurchases completed against $400.0 million authorization Funded consistent quarterly cash dividend Spent $154.3 million in capital expenditures; including $26.0 million related to recently announced brownfield expansion Strong earnings momentum and disciplined working capital management driving results Generated $201.3 million in adjusted free cash flow in current quarter; $287.5 million of adjusted free cash flow in fiscal year 2025* Over 80% FCF conversion rate in fiscal year 2025 Liquidity remains healthy at $664.4 million including $315.5 million of cash and $348.9 million of available borrowings under Credit Facility Net Debt/EBITDA (0.5x) remains at historic lows with no near-term debt Expect to generate $240 million to $280 million of adjusted free cash flow in fiscal year 2026 net of $175 million to $185 million of spending related to brownfield capacity expansion project

FISCAL YEAR 2025 REVIEW AND OUTLOOK Tony Thene | President and Chief Executive Officer

Fiscal Year 2025: Accelerated performance with focus on execution Adjusted Operating Income ($M) * * CAGR *Detailed schedule included in Non-GAAP Schedules in Appendix. **7/1/2024 through 6/30/2025 Pulled original FY27 target in by 2 years and exceeded it with $525.4 million in adjusted operating income for FY25 Expanded SAO adjusted margins to 30.5% in Q4 FY25* Generated $287.5 million in adjusted free cash flow* for FY25, including investments in brownfield expansion Returned cash to shareholders with $101.9 million in share repurchases and $40.3 million in annual dividends Generated meaningful total shareholder return** Expanded market cap from $5.5B to $13.7B**

Fiscal Year 2026: Continuing earnings growth momentum, starting with strong Q1 Q1 FY26 Outlook: strong start to fiscal year Adjusted Operating Income* ($M) 148-152 Q1FY26 outlook in line with Q4FY25 operating income, our most profitable quarter on record Increases in productivity across facilities, improving product mix and pricing actions to expand profitability Continue to support customer priorities, especially in Aerospace and Defense, Medical and Energy end-use markets Adjusted Operating Income* ($M) 660-700 765- 26%-33% Expect cash generation of $240 million to $280 million in FY26, net of brownfield expenditures Continue to return cash to shareholders through $400 million repurchase program and $40 million in dividends FY27 is not the peak with market dynamics continuing to strengthen and additional capacity coming online FY26 Outlook: increasing operating income 26%-33% over FY25 *Detailed schedule included in Non-GAAP Schedules in Appendix.

Well-positioned to continue growing over long-term with portfolio of advanced solutions Our unique solutions for critical applications in strengthening markets Brownfield expansion to accelerate long-term growth Expect to invest $400 million to increase critical, high-purity melt capacity Accretive in FY28; expect $150 million of incremental operating income by FY30, with upside potential Funded from cash generation Estimated return on capital of 20%+ Does not alter fundamental industry supply-demand dynamic Engines Require highest strength and wear resistant alloys to operate under extreme heat and pressure Structural Components require high strength, wear and corrosion resistant alloys to withstand extreme stresses Avionics Require advanced soft magnetic materials for stronger, more efficient electric motors and generators Fasteners Require alloys with optimal strength-to-weight ratio for use on engine and fuselage Medical Biocompatible materials for better patient outcomes in orthopedics, cardiology and dental Power Generation Advanced efficiency and potential of power systems for improved performance

Completed record fiscal year with Q4 profits up 21% year-over-year SAO continues to expand operating margins, now 30.5%* Generated meaningful adjusted free cash flow: $201.3 million in Q4 and $287.5 for FY25* Executed $101.9 million of stock repurchases in FY25 Anticipating strong start to FY26 with Q1 guidance in line with record Q4 FY25 FY26 operating income expected to be 26% to 33% higher than record FY25 with meaningful cash generation On track to achieve FY27 outlook of $765 million to $800 million in operating income FY27 is not the peak of earnings power Operating in accelerating demand environment, especially in the Aerospace and Defense end-use market Offering unique portfolio of specialized solutions for high value, critical applications Investing $400 million in brownfield capacity expansion with return on capital of 20%+ *Detailed schedule included in Non-GAAP Schedules in Appendix.

APPENDIX OF NON-GAAP SCHEDULES AND FISCAL YEAR 2026 GUIDANCE

Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q4-25 Q3-25 Q2-25 Q1-25 FY25 FY24 Net Income + Noncash Items 156.3 139.8 125.0 128.7 549.9 438.1 Inventory 33.0 (12.6) (63.9) (16.8) (60.4) (96.7) Working Capital / Other 75.0 (9.6) 12.3 (62.1) 15.7 (55.2) Total Net Working Capital / Other 108.0 (22.2) (51.6) (78.9) (44.7) (151.9) Pension Plan Contributions (6.3) (43.4) (5.5) (9.6) (64.8) (11.3) Net Cash Provided from Operating Activities 258.0 74.2 67.9 40.2 440.4 274.9 Purchases of Property, Plant, Equipment and Software (58.0) (40.2) (29.3) (26.9) (154.3) (96.6) Proceeds from Disposals of Property, Plant, and Equipment and Assets Held for Sale 1.3 — — — 1.4 0.7 Adjusted Free Cash Flow* 201.3 34.0 38.6 13.3 287.5 179.0 $ millions Q4-25 Q3-25 Q2-25 Q1-25 FY25 FY24 Cash 315.5 151.5 162.1 150.2 315.5 199.1 Available Borrowing Under Credit Facility 348.9 348.9 348.9 348.9 348.9 348.8 Total Liquidity 664.4 500.4 511.0 499.1 664.4 547.9

Non-GAAP Schedules

Adjusted Operating Margin ex. Surcharge Revenue and Special Items

$ millions	Q4-25	Q3-25	Q4-24	FY25	FY24
Net Sales	755.6	727.0	798.7	2,877.1	2,759.7
Less: Surcharge Revenue	131.9	130.0	162.9	531.0	592.0
Net Sales ex. Surcharge Revenue	623.7	597.0	635.8	2,346.1	2,167.7
Operating Income	151.4	137.8	108.3	521.8	323.1
Special Items:					
Goodwill impairment	—	—	—	—	14.1
Restructuring and asset impairment charges	—	—	16.9	3.6	16.9
Adjusted Operating Income ex. Special Items	151.4	137.8	125.2	525.4	354.1
Operating Margin	20.0%	19.0%	13.6%	18.1%	11.7%
Adjusted Operating Margin ex. Surcharge Revenue and Special Items	24.3%	23.1%	19.7%	22.4%	16.3%

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2025 CRS Holdings, LLC. All rights reserved.
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SAO SAO SAO PEP PEP PEP $ millions Q4-25 Q3-25 Q4-24 Q4-25 Q3-25 Q4-24 Net Sales 674.1 642.9 715.8 104.6 104.9 111.2 Less: Surcharge Revenue 126.1 123.5 156.3 7.5 8.1 8.9 Net Sales ex. Surcharge Revenue 548.0 519.4 559.5 97.1 96.8 102.3 Operating Income 167.0 151.4 140.9 11.7 10.9 10.6 Operating Margin 24.8% 23.5% 19.7% 11.2% 10.4% 9.5% Adjusted Operating Margin ex. Surcharge Revenue 30.5% 29.1% 25.2% 12.0% 11.3% 10.4% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules

$ millions, except per share amounts Q4-25 Q3-25 Q4-24 FY25 FY24 Diluted Earnings per Share $2.21 $1.88 $1.85 $7.42 $3.70 Net Income 111.7 95.4 93.6 376.0 186.5 Special Items, net of tax: Goodwill impairment — — — — 14.1 Restructuring and asset impairment charges — — 16.8 2.7 16.8 Pension settlement charges — — — — 39.5 US tax benefit related to restructuring activities — — (18.4) — (18.4) Special Items, net of tax: — — (1.6) 2.7 52.0 Net Income Excluding Special Items 111.7 95.4 92.0 378.7 238.5 Adjusted Diluted Earnings per Share Excluding Special Items $2.21 $1.88 $1.82 $7.48 $4.74 Adjusted Diluted Earnings Per Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

$ millions Q4-25 Q3-25 Q2-25 Q1-25 FY25 FY24 Net Cash Provided from Operating Activities 258.0 74.2 67.9 40.2 440.4 274.9 Purchases of Property, Plant, Equipment and Software (58.0) (40.2) (29.3) (26.9) (154.3) (96.6) Proceeds from Disposals of Property, Plant, and Equipment, and Assets Held for Sale 1.3 — — — 1.4 0.7 Adjusted Free Cash Flow 201.3 34.0 38.6 13.3 287.5 179.0 Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow

$ in millions FY26 ESTIMATE Depreciation and Amortization 143 Capital Expenditures 300 – 315 Brownfield Capacity Expansion Capital Expenditures included above 175 – 185 Required Pension Contributions 24 Net Pension Expense 14* Interest Expense, net 40 – 42 Effective Tax Rate 21 - 23% Selected Fiscal Year 2026 Guidance *Anticipate $8 million of net pension expense will be included in operating income, with the balance reported below operating income in other (income) expense, net.

Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation.